                         [LETTERHEAD OF QUAD/GRAPHICS]

April 11, 1990

Mr. John Mastro
PLAYBOY ENTERPRISES, INC.
680 North Lake Shore Drive
Chicago, IL 60611


Dear John:

The understanding reached between Quad/Graphics, Inc. and Playboy Enterprises, Inc. relative to the printing of certain titles is as follows:

     "Quad/Graphics agrees that during the first two years of the Contract to print PLAYBOY it will not print the publication PENTHOUSE. During the remaining term of the contract, Quad/Graphics will not print PENTHOUSE without prior approval from Playboy Enterprises, Inc. Quad agrees that Playboy need not be reasonable in withholding such approval and that breach of this provision by Quad could have a material adverse effect on Playboy and its business. Quad understands that remedies at law may be inadequate to protect Playboy against such breach and Quad agrees to the granting of injunctive relief in Playboy's favor should Quad breach this provision."

If this accurately reflects our understanding, please sign and return.

ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:
QUAD/GRAPHICS, INC.                     PLAYBOY ENTERPRISES, INC.

By /s/ Carl L. Bennett                  By     Howard Shapiro
   -------------------                    -----------------------
Its        VP                           Its      Exec. V.P.
   -------------------                     ----------------------
Date      4/11/90                       Date       4/12/90
    ------------------                      ---------------------


Sincerely,

/s/ Carl L. Bennett
- ----------------------
Carl L. Bennett
Vice President
QUAD/GRAPHICS, INC.

                                    PLAYBOY

                                BARBARA GUTMAN
                             SENIOR VICE PRESIDENT
                     CIRCULATION AND ANCILLARY BUSINESSES


                               November 21, 1994

Scott Weis
COMMUNICATIONS DATA SERVICES
112 Tenth Street
Des Moines, IA 50309


Dear Scott:

This letter, when the enclosed copy has been signed, dated and returned by you, will evidence the agreement between Communications Data Services, Inc. ("CDS") and Playboy Enterprises, Inc. ("Publisher") to further amend the Subscription Fulfillment Agreement ("Agreement") dated as of July 1, 1987, as amended, as follows:

Section 5.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

"5.1 Term
     ----

The Term of this Agreement shall continue until June 30, 1996, unless earlier terminated as provided under the Agreement. When used in this Agreement, the term "year" shall mean a consecutive twelve (12) month period commencing July 1."

If the above is acceptable to you, please sign, date and return the enclosed copy of this letter.

                                    Very truly yours,

                                    PLAYBOY ENTERPRISES, INC.

                                    /s/ Barbara Gutman
                                    -------------------------
                                    Barbara Gutman

ACCEPTED AND AGREED TO:
COMMUNICATIONS DATA SERVICES

By      /s/ Scott Weis
  --------------------------
Title  Senior Vice President
     -----------------------
Date        11/30/94
    ------------------------